UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010 (August 3, 2010)
T3 MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-150888	20-4987549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2990 Airway Avenue, Suite A
Costa Mesa, California	92660
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 619-3600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
          This Form 8-K and other reports filed by T3 Motion, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form S-1 entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
          Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 1.01 Entry into a Material Definitive Agreement.
          On August 3, 2010 all parties had signed a Settlement Agreement (the “Settlement Agreement”) by and among Preproduction Plastics, Inc. (“PPI”) on the one hand and T3 Motion, Inc. (the “Registrant”), Jason Kim and Ki Nam on the other hand dated as of July 29, 2010.
          Under the Settlement Agreement, the Registrant agreed to pay PPI compensatory damages, attorneys’ fees and costs totaling $470,598.53 through monthly payments of $50,000 each, with 6% interest accruing from the date of the settlement for a total of $493,468.24. Periodic payments are expected to be made through May 2011. The first $50,000 payment was made on August 3, 2010. Both T3 and PPI agreed to release the other party (including Mr. Nam) from all damages in connection with a claim PPI filed in June 2009 in the Orange County Superior Court (Case No. 30.2009-00125358) alleging breach of contract, conspiracy, fraud and common counts, arising out of a purchase order allegedly executed between PPI and T3 Motion, Inc. PPI stipulated that Mr. Kim was not a party to this Settlement Agreement since Mr. Kim was neither an employee or equity holder of T3.
          The Settlement Agreement provides that if a payment is not made on a due date and such default remains uncured for 14 calendar days, PPI may be entitled to enter a judgment stipulation in the amount of $493,468.24, plus interest but less any amounts already paid.
          The foregoing description is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibit 10.1, which is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Settlement Agreement dated as of July 29, 2010 and executed on August 3, 2010 by and among the Registrant and Preproduction Plastics, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 MOTION, INC. (Registrant)
Date: August 9, 2010	/s/ Kelly Anderson
Kelly Anderson, Chief Financial Officer